CERTIFICATE OF DESIGNATION
                                       OF
                           SERIES B-4 PREFERRED STOCK
                                       OF
                          AMERICAN UNITED GLOBAL, INC.

                         Pursuant to Section 151 of the
                        Delaware General Corporation Law

     American United Global, Inc., a Delaware corporation (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation (the "Board of Directors" or the "Board") on August 25, 2003 pursuant to authority of the Board as required by Section 151 of the Delaware General Corporation Law (the "DGCL"):

     Resolved, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the Corporation, the Board of Directors hereby authorizes a series of the Corporation's previously authorized preferred stock, par value $0.01 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

                                    ARTICLE 1
                                   Definitions

The terms defined in this Article whenever used in this Certificate of Designation have the following respective meanings:

     1.1 "Affiliate" has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

     1.2 "Asset Sale" means a sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all of the property, assets or business of the Corporation to a Person, other than an Affiliate, in which such property, assets or business of the Corporation are exchanged for securities or other consideration issued, or caused to be issued by the acquiring Person or its subsidiary to the Corporation or its stockholders.

     1.3 "Automatic Conversion Date" has the meaning set forth in Section 6.2.

     1.4 "Business Day" means a day other than Saturday, Sunday or any day on which commercial banks located in the State of New York are authorized or obligated to close.

     1.5 "Capital Stock" means the Common Stock, the Preferred Stock and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation, winding-up or otherwise) of the Corporation.

     1.6 "Common Stock" means the common stock, par value $ 0.01 per share, of the Corporation.

     1.7 "Conversion Date" means any day on which all or any portion of the outstanding shares of Series B-4 Preferred Stock is converted in accordance with the provisions hereof.

     1.8 "Conversion Notice" means a written notice of conversion substantially in the form annexed hereto as Annex I.

     1.9 "Conversion Rate" has the meaning set forth in Section 6.

     1.10  "Corporation"   means  American  United  Global,   Inc.,  a  Delaware
corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

     1.11 "ESOP" means the New York Medical Employee Stock Ownership Plan and Trust.

     1.12 "ESOP Trustee" shall mean Joseph Albanese, in such person's capacity as trustee of the ESOP.

     1.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

     1.14  "Fundamental  Corporate  Event"  means  an  Asset  Sale  or a Sale of
Control.

     1.15 "Holder" means any Person to whom the Series B-4 Preferred Stock is issued by the Corporation, or any Person to whom the Series B-4 Preferred Stock is subsequently transferred in accordance with the provisions hereof.

     1.16 "Issue Date" means the date corresponding with the "Closing Date" that the "Share Exchange" (as those terms are defined in the Share Exchange Agreement) shall be consummated, pursuant to which the 450,000 shares of Series A convertible preferred stock, $.01 par value per share (the "ESOP Shares"), of NY Medical, Inc., a New York corporation ("NY Medical") owned by the ESOP shall be exchanged for the Series B-4 Preferred Stock.

     1.17 "Liquidation Preference" means, with respect to each full share of the Series B-4 Preferred Stock, an amount equal to the sum of (i) the Stated Value thereof, plus (ii) any amount in excess of the Stated Value thereof which the Holder of such share of Series B-4 Preferred Stock would have received had such Holder converted such share of Series B-4 Preferred Stock into Common Stock immediately prior to the date of liquidation, dissolution or winding up of the Corporation.

     1.18 "Person" means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

     1.19 "Preferred Stock" means the 2,700,000 shares of preferred stock of the Corporation authorized for issuance pursuant to its certificate of incorporation, as amended to date, consisting of (a) 1,200,000 shares of Series A preferred stock, and (b) 1,500,000 shares of Series B Preferred Stock.

     1.20 "Sale of Control" means a transaction or series of transactions, other than in respect of the Share Exchange and the issuance of the shares of Series B-4 Preferred Stock pursuant to this Certificate of Designations, in which more than 50% of the voting power of the Corporation is disposed of to Persons who are not Affiliates, or any other transaction or series of transactions as a result of which the ability to control the Board of Directors shall be vested in any Person or "group" (as such term is used in Section 13(d)(3) of the Exchange
Act) who is not Dr. Jonathan Landow, Robert M. Rubin, the Rubin Family Trust, the Corporation or any Affiliate of any of such Persons, whether such transaction is effected through (a) a tender offer or exchange offer made by any Person or "group" (as such term is used in Section 13(d)(3) of the Exchange Act) who is not Dr. Robert Landow, Robert M. Rubin, the Rubin Family Trust, the Corporation or an Affiliate of any of such Persons, (b) a sale or exchange of Capital Stock, or (c) a merger, consolidation or like combination.

     1.21 "SEC" means the United States Securities and Exchange Commission.

     1.22 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

     1.23 "Series B Preferred Stock" means the shares of Preferred Stock of the Corporation consisting of the Series B-1 Preferred Stock, Series B-2 Preferred Stock, Series B-3 Preferred Stock and Series B-4 Preferred Stock.

     1.24 "Series B-4 Preferred Stock" has the meaning set forth in Article 2.

     1.25 "Series B-1 Preferred Stock" means the shares of Series B Preferred Stock of the Corporation designated as Series B-1 Preferred Stock, or such other series of Preferred Stock of the Corporation as may be exchanged therefor.

     1.26 "Series B-2 Preferred Stock" means the shares of Series B Preferred Stock of the Corporation designated as Series B-2 Convertible Preferred Stock, or such other series of Preferred Stock of the Corporation as may be exchanged therefor.

     1.27 "Series B-3 Preferred Stock" means the shares of Series B Preferred Stock of the Corporation designated as Series B-3 Convertible Preferred Stock, or such other series of Preferred Stock of the Corporation as may be exchanged therefor.

     1.28 "Share Exchange Agreement" means that share exchange agreement among the Corporation, Lifetime Healthcare Services, Inc., NY Medical and the ESOP, dated as of August 31, 2003.

     1.29 "Stated Value" has the meaning set forth in Article 2.

     1.30 "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are owned directly or indirectly by the Corporation.

     All references to "cash" or "$" herein mean currency of the United States of America.


                                    ARTICLE 2
                             Designation and Amount

     This series of Preferred Stock shall consist of 150,000 shares of Series B Preferred Stock and shall be designated Series B-4 redeemable convertible
Preferred Stock (the "Series B-4 Preferred Stock"). The stated value of the Series B-4 Preferred Stock shall be $30.00 per share (the "Stated Value").


                                    ARTICLE 3
                                      Rank

Except for the ESOP Dividend described in Section (b) of Article 4, which shall have a priority over all other securities of the Corporation, in each case, as to dividends, distributions of assets upon liquidation, dissolution, winding-up or otherwise, whether voluntary or involuntary, or otherwise, the Series B-4 Preferred Stock shall rank:

     (a) senior and prior to the Common Stock and any other class or series of Capital Stock of the Corporation now or hereafter issued, except for the Series B-1 Preferred Stock, the Series B-2 Preferred Stock and the Series B-3 Preferred Stock;

     (b) junior to the Series B-1 Preferred Stock; and

     (c) in parity with the Series B-2 Preferred Stock and Series B-3 Preferred Stock, and in parity with any other class or series of Capital Stock of the Corporation hereafter issued, specifically ranking by its terms in parity with the Series B-2 Preferred Stock and Series B-3 Preferred Stock.

                                    ARTICLE 4
                                    Dividends

     (a) Fixed Dividend. The Series B-4 Preferred Stock shall pay a 6.5% annual cumulative dividend on the outstanding Series B-4 Preferred Stock, payable on December 31st of each year (the "Dividend Date"). Such annual dividend is payable, at the sole option of the Corporation, either in cash or in additional shares of Common Stock of the Corporation (the "Dividend Shares"); such Dividend Shares to be determined as to each outstanding share of Series B-4 Preferred Stock on the Dividend Date, by dividing (a) $1.95 (5% of the $30.00 Stated Value per share), by (b) the average of the closing bid prices for the Corporation's Common Stock, as traded on the OTC Bulletin Board or any national securities exchange for the ten (10) consecutive trading days immediately prior to December 31st in each year.

     (b) ESOP Dividend. The Corporation shall declare and pay a non-cash annual dividend on the Series B-4 Preferred Stock to the ESOP (the "ESOP Dividend") at the maximum rate of $12.00 per share on each outstanding share of Series B-4 Preferred Stock; such annual dividend to be declared annually and be deemed to be paid by the Corporation through the cancellation by NY Medical of a like amount of accrued principal of, and accrued interest on, the ESOP Note that shall be then due and owing. In no event shall the annual ESOP Dividend payable pursuant to this paragraph (b) of Article 4 hereof, or otherwise, exceed the applicable annual accrued amount of principal of and accrued interest on the ESOP Note that is due and owing to NY Medical at the applicable date that the ESOP Dividend shall be declared. The Corporation shall have the right to cancel and terminate the ESOP Dividend subject to and in accordance with the provisions of Section 1.07(b) of the Share Exchange Agreement.


                                    ARTICLE 5
          Liquidation Preference; Share Exchanges, Consolidations, etc.

     Section 5.1 If (i) the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 30 consecutive days and, on account of any such event ("Insolvency Proceeding") or (ii) if the Corporation shall otherwise liquidate, dissolve or wind up, no distribution shall be made to the holders of any shares of Common Stock or other shares of Capital Stock of the Corporation other than Series B-1 Preferred Stock, whether now or hereafter issued, upon any such Insolvency Proceeding, liquidation, dissolution or winding-up, unless prior thereto, the Holders of shares of Series B-4 Preferred Stock and the Series B-2 Preferred Stock and Series B-3 Preferred Stock, subject to this Article 5, shall have received the Liquidation Preference with respect to each share, on an equal and pari-passu basis.

     Section 5.2 For purposes of this Certificate of Designations, including, without limitation, Article 5 hereof, the consummation of a Fundamental Corporate Event shall not be deemed, considered or construed as a liquidation, dissolution or winding-up of the Corporation.


                                    ARTICLE 6
                    Conversion of Series B-4 Preferred Stock

     Section 6.1 Optional Conversion; Conversion Rate

     At the option of the Holder, each share of Series B-4 Preferred Stock may be converted, at any time and from time to time on or after the Issue Date, into seven and one-half (7.5) shares of Common Stock, or an aggregate of 1,125,000 shares of Common Stock if all shares of Series B-4 Preferred shall be converted into Common Stock. Such initial conversion rate shall be adjusted from time to time as provided in Section 6.5 hereof (and, as so adjusted, is hereinafter referred to as the "Conversion Rate").

     Section 6.2 Automatic Conversion

     (a) In the event that the average of the closing bid price of the Common Stock of the Corporation (or any successor-in-interest to the Corporation resulting from a Fundamental Corporate Event), as traded in the over-the-counter market pink sheets, on the NASD OTC-Bulletin Board or any other national securities exchange (collectively, an "Exchange"), for any thirty (30) consecutive Trading Days shall equal or exceed $4.80 per share, then upon the expiration of five (5) Business Days prior written notice to the Holder(s) of the Series B-4 Preferred (an "Automatic Conversion Date"), all, and not less than all, of the then issued and outstanding shares of Series B-4 Preferred shall automatically, and without any further action on the part of the Corporation or the Holder(s), be converted into shares of Common Stock at the Conversion Rate then in effect.

     (b) Upon the occurrence of such automatic conversion of the Series B-4 Preferred Stock, the Holders of Series B-4 Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation. Thereupon, there shall be issued and delivered to such Holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series B-4 Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

     Section 6.3 Exercise of Conversion Privilege

     (a) The conversion of the shares of Series B-4 Preferred Stock in accordance with Section 6.1 above may be exercised, in whole or in part, by the Holder by faxing an executed and completed Conversion Notice to the Corporation. Each date on which a Conversion Notice is faxed to the Corporation in accordance with the provisions of this Section 6.3 shall constitute a Conversion Date. The Corporation shall convert the Series B-4 Preferred Stock and issue the appropriate number of shares of Common Stock to be issued in connection with such optional conversion, and all voting and other rights associated with the beneficial ownership of the Common Stock issued at conversion shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice. The Conversion Notice also shall state the name or names (with addresses) of the Persons who are to become the holders of the Common Stock issuable in connection with such conversion. The Holder shall deliver the shares of Series B-4 Preferred Stock to the Corporation by express courier within five Business Days following the Conversion Date. Upon surrender for conversion, the Series B-4 Preferred Stock shall be accompanied by a proper assignment thereof to the Corporation or be endorsed in blank. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than five Business Days after the Corporation's receipt of such Conversion Notice, the Corporation shall (i) issue the Common Stock issuable at conversion in accordance with the provisions of this Article 6, and (ii) cause to be mailed for delivery to the Holder (x) a certificate or certificate(s) representing the number of shares of Common Stock to which the Holder is entitled by virtue of such conversion, (y) cash, as provided in Section 6.4, in respect of any fraction of a share of Common Stock issuable at conversion and

(z) if the Corporation chooses to pay accrued and unpaid dividends in cash, cash in the amount of accrued and unpaid dividends as of the Conversion Date. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates so long as the Series B-4 Preferred Stock shall have been surrendered as aforesaid at such time, and at such time the rights of the Holder of the Series B-4 Preferred Stock, as such, shall cease and the Person or Persons in whose name or names the Common Stock shall be issuable shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby and all voting and other rights associated with the beneficial ownership of such shares of Common Stock shall at such time vest with such Person or Persons. The Conversion Notice shall constitute a contract between the Holder and the Corporation, whereby the Holder shall be deemed to subscribe for the number of shares of Common Stock which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 6.4), to surrender the Series B-4 Preferred Stock and to release the Corporation from all liability thereon other than the obligation to deliver the certificates representing the Common Shares and pay cash in lieu of fractional shares as set forth in this Section 6.3. No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

     (b) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"). In the event the Corporation is a debtor under the Bankruptcy Code, the Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the Holder's conversion privilege. The Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Section 362 in respect of the conversion of the Series B-4 Preferred Stock. The Corporation agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. Section 362.

     (c) All shares of Series B-4 Preferred Stock and all shares of Series B-3 Preferred Stock shall be converted into shares of Common Stock as provided in
Section 6.2 of this Article 6, with an effective date of such conversion being either (i) immediately prior to consummation of any Fundamental Corporate Event, or (ii) on the Automatic Conversion Date corresponding to the date that the Board of Directors of the Corporation shall execute resolutions effecting an automatic conversion pursuant to Section 6.2 above, as the case may be, and the record date for the issuance of such Common Stock shall be such effective date.

     Section 6.4 Fractional Shares

     No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon conversion of the Series B-4 Preferred Stock. Instead of any fractional shares of Common Stock which otherwise would be issuable upon conversion of the Series B-4 Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction multiplied by the closing bid price of the Common Shares on the last trading day before the Conversion Date.

     Section 6.5 Adjustments to Conversion Rate

     If, prior to the date on which all shares of Series B-4 Preferred Stock are converted, the Corporation shall (i) pay a dividend in shares of Common Stock or Options of Convertible Securities or make a distribution in shares of Common Stock or Options of Convertible Securities, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its Common Stock other securities of the Corporation, the Conversion Rate in effect on the opening of business on the record date for determining stockholders entitled to participate in such transaction shall thereupon be adjusted, or, if necessary, the right to convert shall be amended, such that the number of shares of Common Stock receivable upon conversion of the shares of Series B-4 Preferred Stock immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive, upon the conversion of such shares of Series B-4 Preferred Stock, the kind and number of shares of Common Stock or other securities of the Corporation which it would have owned or would have been entitled to receive after the happening of any of the events described above had the Series B-4 Preferred Stock been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this
Section 6.5 shall become effective immediately after the effective date of such event and such adjustment shall be retroactive to the record date, if any, for such event. No adjustment with respect to any ordinary cash dividends (made out of current earnings) on shares of Common Stock shall be made.

     In each case of an adjustment of the Conversion Rate for the number of shares of Common Stock issuable upon conversion of the Series B-4 Preferred Stock, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered Holder of Series B-4 Preferred Stock at the Holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.


                                    ARTICLE 7
                                  Voting Rights

     Section 7.1 General Voting Rights

     Except as otherwise provided herein or as required by law, the Series B-4 Preferred Stock shall be voted equally with the shares of Common Stock and not as a separate class, at any annual or special meeting of the stockholders of the Corporation, and may act by written consent in the same manner as the Common Stock, in either case upon the following basis: each Holder of shares of Series B-4 Preferred Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such Holder's aggregate number of shares of Series B-4 Preferred Stock are convertible (pursuant to Article 6 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

     Section 7.2 Notice

     The Corporation shall provide each Holder of Series B-4 Preferred Stock with prior notification of any meeting of the stockholders (and copies of all proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its stockholders for the purpose of determining stockholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed liquidation, dissolution, winding up or otherwise of the Corporation, the Corporation shall mail a notice thereof to each Holder at least 30 days prior to the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, together with a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

     Section 7.3 Separate Class Voting Rights

     To the extent that under the DGCL the vote of the Holders of the Series B-4 Preferred Stock, voting separately as a class, is applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the Holders of at least a majority of the outstanding shares of Series B-4 Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the outstanding shares of Series B-4 Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class.

                                    ARTICLE 8
                                   Redemption

     Section 8.1 Optional Redemption. At any time commencing thirty (30) days from the Issue Date, the Corporation shall have the right (but not obligation), upon thirty (30) days prior written notice given to all holders of Series B-4 Preferred (the "Optional Redemption Notice") to redeem for cash all or any portion of the shares of Series B Preferred Stock, at a redemption price of $30.00 per share; provided, that any Holder shall have the right at any time or from time to time prior to the date fixed for redemption (the "Redemption Date") to convert all or any portion of the Series B-4 Preferred into Common Stock in accordance with the provisions of this Certificate .

     Section 8.2 Mandatory Redemption.

     (a) At any time commencing on or after January 1, 2010, any Holder(s) of the Series B-4 Preferred shall have the right (but not obligation), by written notice (the "Mandatory Redemption Notice") to cause the Corporation to redeem for cash are or any portion of this share of Series B-4 Preferred Stock by paying to the Holders of such shares of Series B-4 Preferred, for each full share of Series B Preferred Stock to be redeemed, an amount out of funds legally therefore which shall be equal to $30.00 (the "Original Redemption Price"). The Corporation shall pay to the Holder submitting a Mandatory Redemption Notice the full Original Redemption Price by not later than ninety (90) days following the date of the Mandatory Redemption Notice (the "Mandatory Redemption Period"). Holders of Series B-4 Preferred shall have the right to rescind their Mandatory Redemption Notice at any time during the Mandatory Redemption Period.


     (b) Each Holder of Series B-4 Preferred whose share are to be redeemed pursuant to this Article 8 shall deliver to the Corporation, against receipt of the applicable Redemption Payment, all of such holder's shares of Series B-4 Preferred to be redeemed, duly endorsed in blank for transfer or accompanied by a duly executed stock power with the signature of the record owner guaranteed by a bank or member firm of the New York Stock Exchange.

     (c) From and after the applicable Redemption Date, unless there shall have been a default in payment of the applicable Redemption Price, all rights of the holders of shares of Series B-4 Preferred designated for redemption in the applicable Redemption Notice as holders of Series B-4 Preferred (except the right to receive the applicable Redemption Payment without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series B-4 Preferred on any applicable Redemption Date are insufficient to redeem the total number of shares of Series B-4 Preferred to be redeemed on such date those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the Holders of such shares to be redeemed based upon their holdings of Series B-4 Preferred. The shares of Series B-4 Preferred not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series B-4 Preferred, such funds will promptly be used to redeem the balance of the shares which the Corporation has become obliged to redeem on any Redemption Date but which it has not redeemed.


                                    ARTICLE 9
                                  Miscellaneous

     Section 9.1 Loss, Theft, Destruction of Preferred Stock

     Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series B-4 Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series B-4 Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series B-4 Preferred Stock, new shares of Series B-4 Preferred Stock of like tenor. The Series B-4 Preferred Stock shall be held and owned upon the express condition that the provisions of this Section
8.1 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series B-4 Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

     Section 9.2 Whom Deemed Absolute Owner

     The Corporation may deem the Person in whose name the Series B-4 Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series B-4 Preferred Stock for the purpose of receiving payment of dividends on the Series B-4 Preferred Stock, for the conversion of the Series B-4 Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series B-4 Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

     Section 9.3 Register

     The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series B-4 Preferred Stock. Upon any transfer of the Series B-4 Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the register of Series B-4 Preferred Stock.

     Section 9.4 Withholding

     To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series B-4 Preferred Stock.

     Section 9.5 Headings

     The  headings  of  the  Articles  and  Sections  of  this   Certificate  of
Designation are inserted for convenience only and do not constitute a part of this Certificate of Designation.

     Section 9.6 Severability

     If any provision of this  Certificate of  Designation,  or the  application thereof to any person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (ii) the remainder of this Certificate of Designation and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.



               [the balance of this page intentionally left blank]

In Witness Whereof, the Corporation has caused this Certificate of Designation to be signed by its duly authorized officer on August 31, 2003.

                                         AMERICAN UNITED GLOBAL, INC.



                                         By:      /s/ Robert M. Rubin
                                                  --------------------
                                         Name:    Robert M. Rubin,  President

                                     ANNEX I


                            FORM OF CONVERSION NOTICE

To:      American United Global, Inc.
         [ADDRESS]
         [ADDRESS]

     The undersigned owner of this Series B-4 Redeemable Convertible Preferred Stock (the "Series B-4 Preferred Stock") issued by American United Global, Inc. (the "Corporation") hereby irrevocably exercises its option to convert __________ shares of the Series B-4 Preferred Stock into shares of the common stock, par value $0.01 per share ("Common Stock"), of the Corporation in accordance with the terms of the Certificate of Designation. The undersigned hereby instructs the Corporation to convert the number of shares of the Series B-4 Preferred Stock specified above into Shares of Common Stock Issued at Conversion in accordance with the provisions of Article 6 of the Certificate of Designation. The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion and the recertificated Series B-4 Preferred Stock, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Certificate of Designation. So long as the Series B-4 Preferred Stock shall have been surrendered for conversion hereby, the conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Series B-4 Preferred Stock shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time: _____________________________


__________________________________________
Signature

Please print name and address (including zip code number):

__________________________________________

__________________________________________

__________________________________________